SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [x]

Filed by a                                   [ ]
Party other than the
Registrant

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

      (Name of Registrant as Specified In Its Charter)
      Fidelity Hereford Street Trust

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

      (1)   Title of each class of
            securities to which
            transaction applies:

      (2)   Aggregate number of
            securities to which
            transaction applies:

      (3)   Per unit price or other
            underlying value of
            transaction
            computed pursuant to Exchange
            Act Rule 0-11:

      (4)   Proposed maximum aggregate
            value of transaction:

      (5)   Total Fee Paid:

[ ]   Fee paid previously with
      preliminary materials.

[ ]   Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or
            Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:


SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN MONEY MARKET FUND
FUNDS OF
FIDELITY HEREFORD STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund (the funds) will be held at the office of Fidelity Hereford Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on May 19, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To approve an amended management contract for Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund.

4. To amend each fund's fundamental investment limitation concerning diversification.

5. To amend Spartan Money Market Fund's fundamental investment objective.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

6. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

7. To amend Spartan U.S. Government Money Market's Fund's fundamental investment limitation concerning borrowing.

8. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning real estate.

9. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning lending.

 The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

March 22, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer
       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee
       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft
       f/b/o Anthony B. Craft, Jr.
       UGMA


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY HEREFORD STREET TRUST:
SPARTAN U.S. TREASURY MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN MONEY MARKET FUND
TO BE HELD ON MAY 19, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Hereford Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan U.S. Treasury Money Market Fund,
Spartan U.S. Government Money Market Fund,    and     Spartan Money
Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 19, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   2,000     (Spartan U.S. Treasury
Money Market Fund), $   1,000     (Spartan U.S. Government Money
Market Fund), and $   4,000     (Spartan Money Market Fund),
respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an
anticipated cost of approximately $   3,000     (Spartan U.S. Treasury
Money Market Fund), $   2,000     (Spartan U.S. Government Money
Market Fund) and $   6,000     (Spartan Money Market Fund).

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of
   January 31, 1999     are indicated in the following table:

Spartan U.S. Treasury Money Market Fund    2,160,681,182
Spartan U.S. Government Money Market Fund    859,156,902
Spartan Money Market Fund    9,734,343,783

 As of    January     31, 199   9    , the nominees, Trustees, and
officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

 FMR has advised the trust that for Proposals 1 through 9 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

 Shareholders of record at the close of business on March 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED APRIL 30, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1998 CALL 1-800-544-8544 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSALS 3 THROUGH 9 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

 The following tables summarize the proposals applicable to each fund.


Proposal #                Proposal Description            Applicable Fund(s)

1.                        To elect as Trustees the 12     All
                          nominees presented in
                          proposal 1.

2.                        To ratify the selection of      All
                          PricewaterhouseCoopers LLP
                          as independent accountants
                          of the funds.

3.                        To approve an amended           All
                          management contract for each
                          fund to include annual
                          premium payments, if any, to
                          a captive mutual insurance
                          company in the list of
                          enumerated expenses borne
                          directly by each fund and to
                          modify the management
                          contract's amendment
                          provisions.

4.                        To amend each fund's            All
                          fundamental investment
                          limitation concerning
                          diversification.

5.                        To amend the fund's             Spartan Money Market Fund
                          fundamental investment
                          objective.

                        ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

6.                        To amend the fund's             Spartan U.S. Treasury Money
                          fundamental investment          Market Fund
                          limitation concerning the
                          concentration of its
                          investments in a single
                          industry.

7.                        To amend the fund's             Spartan U.S. Government Money
                          fundamental investment          Market Fund
                          limitation concerning
                          borrowing.

8.                        To amend the fund's             Spartan U.S. Treasury Money
                          fundamental investment          Market Fund
                          limitation concerning real
                          estate.

9.                        To amend the fund's             Spartan U.S. Treasury Money
                          fundamental investment          Market Fund
                          limitation concerning lending.



1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Hereford Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Hereford Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and
Administration Committee (see page    15    ) and were appointed to
the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates is currently a Trustee of 54 registered investment companies advised by FMR. Mr. McCoy is currently a Trustee of 54 registered investment companies advised by FMR. Mr. Pozen is currently a Trustee of 51 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)          Principal Occupation**          Year of Election or Appointment


Ralph F. Cox           President of RABAR              1991
 (66)                  Enterprises (management
                       consulting-engineering
                       industry, 1994). Prior to
                       February 1994, he was
                       President of Greenhill
                       Petroleum Corporation
                       (petroleum exploration and
                       production). Until March
                       1990, Mr. Cox was President
                       and Chief Operating Officer
                       of Union Pacific Resources
                       Company (exploration and
                       production). He is a
                       Director of USA Waste
                       Services, Inc.
                       (non-hazardous waste, 1993),
                       CH2M Hill Companies
                       (engineering), Rio Grande,
                       Inc. (oil and gas
                       production), and Daniel
                       Industries (petroleum
                       measurement equipment
                       manufacturer). In addition,
                       he is a member of advisory
                       boards of Texas A&M
                       University and the
                       University of Texas at Austin.

Phyllis Burke Davis    Prior to her retirement in      1992
 (67)                  September 1991, Mrs. Davis
                       was the Senior Vice
                       President of Corporate
                       Affairs of Avon Products,
                       Inc. She is currently a
                       Director of BellSouth
                       Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing,
                       1991), and the TJX
                       Companies, Inc. (retail
                       stores), and previously
                       served as a Director of
                       Hallmark Cards, Inc.
                       (1985-1991) and Nabisco
                       Brands, Inc. In addition,
                       she is a member of the
                       President's Advisory Council
                       of The University of Vermont
                       School of Business
                       Administration.

Robert M. Gates        Consultant, author, and         1997
 (55)                  lecturer (1993). Mr. Gates
                       was Director of the Central
                       Intelligence Agency (CIA)
                       from 1991-1993. From 1989 to
                       1991, Mr. Gates served as
                       Assistant to the President
                       of the United States and
                       Deputy National Security
                       Advisor. Mr. Gates is a
                       Director of LucasVarity PLC
                       (automotive components and
                       diesel engines), Charles
                       Stark Draper Laboratory
                       (non-profit), NACCO
                       Industries, Inc. (mining and
                       manufacturing), and TRW Inc.
                       (original equipment and
                       replacement products). Mr.
                       Gates also is a Trustee of
                       the Forum for International
                       Policy and of the Endowment
                       Association of the College
                       of William and Mary. In
                       addition, he is a member of
                       the National Executive Board
                       of the Boy Scouts of America.

*Edward C. Johnson 3d  President, is Chairman, Chief   1993
 (68)                  Executive Officer and a
                       Director of FMR Corp.; a
                       Director and Chairman of the
                       Board and of the Executive
                       Committee of FMR; Chairman
                       and a Director of Fidelity
                       Investments Money
                       Management, Inc. (1998),
                       Fidelity Management &
                       Research (U.K.) Inc., and
                       Fidelity Management &
                       Research (Far East) Inc.

E. Bradley Jones       Prior to his retirement in      1990
 (71)                  1984, Mr. Jones was Chairman
                       and Chief Executive Officer
                       of LTV Steel Company. He is
                       a Director of TRW Inc.
                       (original equipment and
                       replacement products),
                       Consolidated Rail
                       Corporation, Birmingham
                       Steel Corporation, and RPM,
                       Inc. (manufacturer of
                       chemical products), and he
                       previously served as a
                       Director of NACCO
                       Industries, Inc. (mining and
                       manufacturing, 1985-1995),
                       Hyster-Yale Materials
                       Handling, Inc. (1985-1995),
                       and Cleveland-Cliffs Inc
                       (mining), and as a Trustee
                       of First Union Real Estate
                       Investments. In addition, he
                       serves as a Trustee of the
                       Cleveland Clinic Foundation,
                       where he has also been a
                       member of the Executive
                       Committee as well as
                       Chairman of the Board and
                       President, a Trustee and
                       member of the Executive
                       Committee of University
                       School (Cleveland), and a
                       Trustee of Cleveland Clinic
                       Florida.

Donald J. Kirk         Executive-in-Residence (1995)   1987
 (66)                  at Columbia University
                       Graduate School of Business
                       and a financial consultant.
                       From 1987 to January 1995,
                       Mr. Kirk was a Professor at
                       Columbia University Graduate
                       School of Business. Prior to
                       1987, he was Chairman of the
                       Financial Accounting
                       Standards Board. Mr. Kirk
                       previously served as a
                       Director of General Re
                       Corporation (reinsurance,
                       1987-1998) and Valuation
                       Research Corp. (appraisals
                       and valuations, 1993-1995).
                       He serves as Chairman of the
                       Board of Directors of
                       National Arts Stabilization
                       Inc., Chairman of the Board
                       of Trustees of the Greenwich
                       Hospital Association,
                       Director of the Yale-New
                       Haven Health Services Corp.
                       (1998), a Member of the
                       Public Oversight Board of
                       the American Institute of
                       Certified Public
                       Accountants' SEC Practice
                       Section (1995), and as a
                       Public Governor of the
                       National Association of
                       Securities Dealers, Inc.
                       (1996).

*Peter S. Lynch        Vice Chairman and Director of   1990
 (56)                  FMR. Prior to May 31, 1990,
                       he was a Director of FMR and
                       Executive Vice President of
                       FMR (a position he held
                       until March 31, 1991); Vice
                       President of Fidelity
                       Magellan Fund and FMR Growth
                       Group Leader; and Managing
                       Director of FMR Corp. Mr.
                       Lynch was also Vice
                       President of Fidelity
                       Investments Corporate
                       Services (1991-1992). In
                       addition, he serves as a
                       Trustee of Boston College,
                       Massachusetts Eye & Ear
                       Infirmary, Historic
                       Deerfield (1989) and Society
                       for the Preservation of New
                       England Antiquities, and as
                       an Overseer of the Museum of
                       Fine Arts of Boston.

William O. McCoy       Vice President of Finance for   1997
 (65)                  the University of North
                       Carolina (16-school system,
                       1995). Prior to his
                       retirement in December 1994,
                       Mr. McCoy was Vice Chairman
                       of the Board of BellSouth
                       Corporation
                       (telecommunications, 1984)
                       and President of BellSouth
                       Enterprises (1986). He is
                       currently a Director of
                       Liberty Corporation (holding
                       company, 1984), Weeks
                       Corporation of Atlanta (real
                       estate, 1994), Carolina
                       Power and Light Company
                       (electric utility, 1996) and
                       the Kenan Transport Co.
                       (1996). Previously, he was a
                       Director of First American
                       Corporation (bank holding
                       company, 1979-1996). In
                       addition, Mr. McCoy serves
                       as a member of the Board of
                       Visitors for the University
                       of North Carolina at Chapel
                       Hill (1994) and for the
                       Kenan-Flager Business School
                       (University of North
                       Carolina at Chapel Hill,
                       1988).

Gerald C. McDonough    Chairman of G.M. Management     1989
 (70)                  Group (strategic advisory
                       services). Mr. McDonough is
                       a Director of York
                       International Corp. (air
                       conditioning and
                       refrigeration), Commercial
                       Intertech Corp. (hydraulic
                       systems, building systems,
                       and metal products, 1992),
                       CUNO, Inc. (liquid and gas
                       filtration products, 1996),
                       and Associated Estates
                       Realty Corporation (a real
                       estate investment trust,
                       1993). Mr. McDonough served
                       as a Director of
                       ACME-Cleveland Corp. (metal
                       working, telecommunications,
                       and electronic products)
                       from 1987-1996 and
                       Brush-Wellman Inc. (metal
                       refining) from 1983-1997).

Marvin L. Mann         Chairman of the Board of        1993
 (66)                  Lexmark International, Inc.
                       (office machines, 1991).
                       Prior to 1991, he held the
                       positions of Vice President
                       of International Business
                       Machines Corporation ("IBM")
                       and President and General
                       Manager of various IBM
                       divisions and subsidiaries.
                       Mr. Mann is a Director of
                       M.A. Hanna Company
                       (chemicals, 1993) and
                       Imation Corp. (imaging and
                       information storage, 1997).

*Robert C. Pozen       Senior Vice President, is       1997
 (52)                  also President and a
                       Director of FMR (1997); and
                       President and a Director of
                       Fidelity Investments Money
                       Management, Inc. (1998),
                       Fidelity Management &
                       Research (U.K.) Inc. (1997),
                       and Fidelity Management &
                       Research (Far East) Inc.
                       (1997). Previously, Mr.
                       Pozen served as General
                       Counsel, Managing Director,
                       and Senior Vice President of
                       FMR Corp.

Thomas R. Williams     President of The Wales Group,   1989
 (70)                  Inc. (management and
                       financial advisory
                       services). Prior to retiring
                       in 1987, Mr. Williams served
                       as Chairman of the Board of
                       First Wachovia Corporation
                       (bank holding company), and
                       Chairman and Chief Executive
                       Officer of The First
                       National Bank of Atlanta and
                       First Atlanta Corporation
                       (bank holding company). He
                       is currently a of Director
                       of ConAgra, Inc.
                       (agricultural products),
                       Georgia Power Company
                       (electric utility), National
                       Life Insurance Company of
                       Vermont, American Software,
                       Inc., and AppleSouth, Inc.
                       (restaurants, 1992).



*   *     Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 As of January 31, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1998, the committee held four meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Spartan U.S. Treasury Money  Spartan U.S. Government      Spartan Money Market FundB,C,D
                             Market FundB                 Money Market FundB

J. Gary Burkhead **,#        $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 739                        $ 311                        $ 3,509

Phyllis Burke Davis          $ 739                        $ 311                        $ 3,509

Robert M. Gates              $ 754                        $ 317                        $ 3,582

Edward C. Johnson 3d **      $ 0                          $ 0                          $ 0

E. Bradley Jones             $ 739                        $ 311                        $ 3,509

Donald J. Kirk               $ 739                        $ 311                        $ 3,509

Peter S. Lynch **            $ 0                          $ 0                          $ 0

William O. McCoy             $ 754                        $ 317                        $ 3,582

Gerald C. McDonough          $ 922                        $ 388                        $ 4,382

Marvin L. Mann               $ 729                        $ 307                        $ 3,462

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 739                        $ 311                        $ 3,509



Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*A


J. Gary Burkhead **,#        $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $ 223,500

Edward C. Johnson 3d **      $ 0

E. Bradley Jones             $ 220,000

Donald J. Kirk               $ 226,500

Peter S. Lynch **            $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,000

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees and Advisory Board Members of the funds are compensated by FMR.

# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of each trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,800; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; William O. McCoy, $55,039, and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1,656, Phyllis Burke Davis, $1,656, Robert M. Gates, $1,671, E. Bradley Jones, $1,656, Donald J. Kirk, $1,656, William O. McCoy, $1,671, Gerald C. McDonough, $1,932, Marvin L. Mann, $1,656, and Thomas R. Williams, $1,656.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Thomas R. Williams, $1,388.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

 For the funds' most recently completed fiscal years, the firm of Coopers & Lybrand LLP acted as Spartan U.S. Government Money Market Fund and Spartan Money Market Fund's independent accountants and Price Waterhouse LLP acted as Spartan U.S. Treasury Money Market Fund's independent accountant. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF SPARTAN U.S. TREASURY MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND AND SPARTAN MONEY MARKET FUND.

 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR
(   collectively,     the Amended Contracts). The Amended Contracts
modify the list of enumerated expenses borne directly by each fund
under its present management contract (   collectively,     the
Present Contracts) to include annual premiums (Annual Premiums   )
payable on or after January 1, 2004    , if any, for insurance
coverage (Insurance Coverage) provided by a mutual insurance company (the Mutual Insurance Company).

        The Amended Contracts also allow FMR and the trust, on behalf of each fund, to amend the management contracts subject to the requirements of the 1940 Act. The Present Contracts require the vote of a majority of the applicable fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contracts' Amendment Provisions" on page 22 for more details. (For information on FMR, see "Activities and Management of FMR" on page .)

    THE MUTUAL INSURANCE COMPANY. Each fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events, such as a material default on a security in a fund's investment portfolio, could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize (but not eliminate) the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established a captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

    THE INSURANCE COVERAGE. The Mutual Insurance Company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite Insurance Coverage, a fund's net asset value still could fall below $1.00 per share. Fidelity money market funds may participate in the Insurance Coverage in a given year if they hold insurable assets as of the prior September 30, which is the date as of which portfolio assets are reviewed and Annual Premiums are calculated for the following year. Insurable assets include commercial paper, repurchase agreements and obligations of municipalities, banks and government agencies. Both Spartan U.S. Government Money Market Fund and Spartan Money Market Fund held insurable assets as of September 30, 1998, and the Board of Trustees, including the Independent Trustees, determined that it is in the best interests of these funds and their shareholders to participate in the Insurance Coverage beginning January 1, 1999. As of September 30, 1998, Spartan U.S. Treasury Money Market Fund held only U.S. Treasury obligations, which are not insurable assets, and therefore the fund does not currently participate. If Spartan U.S. Treasury Fund holds any insurable assets as of any subsequent September 30, it may participate in the Insurance Coverage if the fund's Board of Trustees, including the Independent Trustees, determines that participation would be in the best interests of the fund and its shareholders.

 FMR currently bears the cost of the Annual Premiums for Spartan U.S. Government Money Market Fund and Spartan Money Market Fund. If shareholders approve an Amended Contract, FMR will continue to bear the cost of the fund's Annual Premiums, if any, until December 31, 2003, and each fund will be required to pay any Annual Premiums beginning in 2004. If shareholders of a fund do not approve an Amended Contract, FMR has the right either not to obtain coverage (in the case of Spartan U.S. Treasury Money Market Fund) or to cease paying Annual Premiums immediately and terminate a fund's participation in the Insurance Coverage effective the following year. Participating funds may incur other expenses as described more fully below in the section "Additional Information Regarding the Mutual Insurance Company" on page 20. The Board and the Independent Trustees have concluded that the amounts actually and potentially payable by each fund, including the Annual Premiums, are fair and reasonable.

 PROPOSED AMENDMENTS TO THE PRESENT CONTRACTS. Copies of the Amended Contracts, marked to indicate the proposed amendments, are attached to this proxy statement as Exhibit 1 (Spartan U.S. Treasury Money Market
Fund), Exhibit 2 (Spartan U.S. Government Money Market Fund), and
Exhibit 3 (Spartan Money Market Fund). Except for the amendments discussed in this proposal, the Amended Contracts are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 27.) If approved by shareholders of a fund, an Amended Contract will take effect on the first day of the first month following approval and will remain in effect through May 31, 2000, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If an Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1999, and thereafter subject to the same requirements for continuance of the Amended Contract.

 CURRENT MANAGEMENT FEE. Each fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contracts, each fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of such fund's average net assets. FMR pays all the expenses involved in the operation of each fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by the fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which each fund may be a party, and any obligation each fund may have to indemnify its officers and Trustees with respect to litigation. Each fund's management fee is reduced by the amount of compensation that each fund pays to the Independent Trustees.

 MODIFICATION TO MANAGEMENT FEE CALCULATION. Under the Amended Contracts, each fund would become responsible for any Annual Premiums
payable on or after January 1, 2004. FMR will    continue to     bear
the cost of    each     fund's Annual Premiums until    December 31,
2003, provided shareholders of that fund approve an Amended
Contract    . For the policy year commencing January 1, 1999, the
Annual Premiums of Spartan Money Market Fund and Spartan U.S. Government Money Market Fund are $419,231 and $5,245, respectively.

 REASONS FOR THE PROPOSAL. As noted above, the Board of Trustees
believes that   , for Spartan Money Market Fund and Spartan U.S.
Government Money Market Fund, the Insurance Coverage is beneficial to
each fund and its shareholders.     FMR    expects that the
aggregate    Annual P    remium    for     all participating funds
   will     be less than    the cost of     comparable coverage
provided directly by third-party insurers.    I    f    an     Amended
Contract    is     approved, FMR    will     bear the cost of    a
fund's Annual Premiums, if any, payable on or before December 31, 2003. Moreover, because the Mutual Insurance Company is a mutual insurance company, participating funds will receive a continuing benefit over time as premiums accumulate, assuming no or few losses occur. In particular, the build-up of premiums over time may permit the Mutual Insurance Company to lower premiums for the same coverage and/or increase coverage for the same premiums. See "Additional
Information Regarding the Mutual Insurance Company"    below     for
more details.

    T    he Board of Trustees has recognized the benefits    of
Insurance Coverage to a fund that holds insurable assets   , and
given these benefits, believes that it is appropriate    to amend
the management contract    of     each fund to include Annual Premiums
payable to the Mutual Insurance Company on or after January 1, 2004,
if any,    among the     enumerated expenses borne directly by each
fund. The Board of Trustees also    has     recognized that if
shareholders of a fund do not approve    an     Amended Contract, FMR
has the right either        not    to     obtain coverage (in the case
of Spartan U.S. Treasury Money Market Fund) or    to cease paying
Annual Premiums immediately and     terminate a fund's participation
in the Insurance    Coverage     effective    the following year.

        ADDITIONAL INFORMATION REGARDING THE MUTUAL INSURANCE
COMPANY.     The Mutual Insurance Company is a Bermuda mutual
insurance company that commenced operations on January 1, 1999.    As
a mutual insurance company, the Mutual Insurance Company does not issue stock; ownership interests in the Mutual Insurance Company belong only to the participating funds as policyholders.

 Each fund's Annual Premiums, if any,    are     based on the risk
profile    and dollar amount     of the fund's insurable assets. In
addition to Annual Premiums, in order to maximize coverage while maintaining low Annual Premiums, the Mutual Insurance Company's insurance policies are "assessable;" that is, if (but only if) a loss event occurs and the accumulated reserves of the Mutual Insurance
Company are insufficient to cover the loss, all funds    participating
in the Insurance Coverage     will be subject, in addition to their
Annual Premium payment, to a special assessment premium of up to approximately 2.5 times their Annual Premium payment. The special assessment will be made on a pro rata basis in the same proportion as participating funds' then-current pro rata share of Annual Premiums. Special assessment premiums are considered a non-recurring and
extraordinary type of expense. Therefore, a fund    that
participates in the    Insurance Coverage     would be responsible
under both its Present Contract and the Amended Contract for payment
of    any     special assessment premium as a non-recurring and
extraordinary expense.

    COMPARISON OF MANAGEMENT FEES.     The following tables compare
the fees and expenses of Spartan Money Market Fund and Spartan U.S. Government Money Market Fund paid under the terms of the Present Contract for the fiscal year ended April 30, 1998, to the fees and expenses that each such fund would have paid under an Amended Contract, assuming (1) that the Insurance Coverage had been in effect during that period; (2) that Spartan Money Market Fund and Spartan U.S. Government Money Market Fund had participated in the Insurance Coverage and paid Annual Premiums in the amount of each fund's Annual Premium for 1999 ($419,231 and $5,245, respectively); and (3) that FMR did not bear the cost of those Annual Premiums. Because Spartan U.S. Treasury Money Market Fund did not hold any insurable assets as of September 30, 1998, the management fee and expenses paid under the fund's Present Contract and an Amended Contract would be the same.

   COMPARATIVE EXPENSE TABLE
   ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

SPARTAN MONEY MARKET FUND  PRESENT CONTRACT  AMENDED CONTRACT

Management Fee             0.4500%           0.4500%

Rule 12b-1 fee             None              None

Other Expenses             0.0000%           0.0047%

Total Operating Expenses   0.4500%           0.4547%


    EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period
(including $5 account closeout fee).

                  1 YEAR  3 YEARS  5 YEARS  10 YEARS

Present Contract  $ 10    $ 19     $ 30     $ 62

Amended Contract  $ 10    $ 19     $ 30     $ 62


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

SPARTAN U.S. GOVERNMENT MONEY  PRESENT CONTRACT  PRESENT CONTRACT
MARKET FUND

Management Fee                 0.4500%           0.4500%

Rule 12b-1 fee                 None              None

Other Expenses                 0.0000%           0.0007%

Total Operating Expenses       0.4500%           0.4507%


    EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period
(including $5 account closeout fee).

                  1 YEAR  3 YEARS  5 YEARS  10 YEARS

Present Contract  $ 10    $ 19     $ 30     $ 62

Amended Contract  $ 10    $ 19     $ 30     $ 62


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 The following charts compare each fund's management fee under the terms of the Present Contract for the fiscal year ended April 30, 1998, to the management fee and Annual Premium that each fund would
have incurred under    an     Amended Contract assuming    (1) that
the Insurance Coverage had     been in effect during that period   ;
(2)     that    Spartan Money Market Fund and Spartan U.S. Government
Money Market Fund     had participated in the Insurance Coverage and
paid Annual Premiums in the amount of each fund's Annual Premium for
1999 ($419,231 and $5,245   , respectively    )   ;     and    (3)
that FMR did not bear the cost of     those Annual Premiums. Because
Spartan U.S. Treasury Money Market Fund did not hold any insurable
assets     as of    September 30, 1998,     the management fee and
expenses paid under the Present Contract and the Amended Contract would be the same.
SPARTAN MONEY MARKET    FUND


PRESENT CONTRACT MANAGEMENT FEE  AMENDED CONTRACT MANAGEMENT  DIFFERENCE IN DOLLARS  DIFFERENCE  AS A PERCENTAGE
                                 FEE PLUS ANNUAL PREMIUM                             OF MANAGEMENT FEE PAID FOR
                                                                                     FISCAL YEAR 1998

$40,209,442                      $40,628,673                  $419,231               1.04%



SPARTAN U.S. GOVERNMENT MONEY MARKET    FUND


PRESENT CONTRACT MANAGEMENT FEE  AMENDED CONTRACT MANAGEMENT  DIFFERENCE IN DOLLARS  DIFFERENCE  AS A PERCENTAGE
                                 FEE PLUS ANNUAL PREMIUM                             OF MANAGEMENT FEE PAID FOR
                                                                                     FISCAL YEAR 1998

$3,561,445                       $3,566,690                   $5,245                 0.15%



 MODIFICATION OF MANAGEMENT CONTRACTS' AMENDMENT PROVISIONS. Each Amended Contract allows FMR and the trust, on behalf of each fund, to amend the management contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast,
   each     Present Contract explicitly requires the vote of a
majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to each Present Contract's amendment provisions will allow FMR and the trust, on behalf of each fund, to amend the management contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example,
under current interpretations of Section 15 of the 1940 Act,    an
Amended Contract would give FMR and the trust the ability to amend the management contract immediately to reflect a management fee decrease without the delay of having first to conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the management contract subject to 1940 Act constraints. Of course, any future amendments to the management
contract would continue to require the approval of    a     fund's
Board of Trustees. The modifications to    each     Present Contract
   will     make it consistent with the management contracts expected
to be adopted by other Fidelity money market funds.

 MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets at least ten times a year. The Board of Trustees, including the Independent
Trustees, believe   s     that matters bearing on the appropriateness
of the funds' management fees are considered at most, if not all, of
   its     meetings. While the full Board of Trustees or the
Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees
(including certain of those described herein)    is     conducted
through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present each Amended Contract to shareholders
w   as     approved by the Board of Trustees of each fund, including
the Independent Trustees, on September 17, 1998 and November 19, 1998. The Board of Trustees received materials relating to each management contract in advance of the meeting at which each management contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE    INDEPENDENT TRUSTEES    . In
connection with their monthly meetings Trustees receive materials that relate to each management contract. These materials include (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii)
sales and redemption data,    and     (iii) the economic outlook and
the general investment outlook in the markets in which each fund
invests   .     The Board of Trustees and the Independent Trustees
also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the composition of peer groups of funds, (c) transfer agency and bookkeeping fees paid to affiliates of FMR, (d) investment performance, (e) investment management staffing, (f) the potential for achieving further economies of scale, (g) operating expenses paid to third parties, (h) the information furnished to investors, including each fund's shareholders, and (i) information furnished by FMR concerning several aspects of the captive insurance structure including, among other items, information on and analysis of the allocation of costs between the funds and FMR.

 In considering each Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees that relate to the Amended Contracts include the following:

        BENEFITS TO SHAREHOLDERS.    The Board of Trustees and the
Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the management contracts without the delay and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under each Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 CONCLUSION. In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important and the forgoing summary does detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the proposed addition of Annual Premiums as an expense borne directly by a fund under the management contract beginning on January 1, 2004 and the proposed modification of the amendment provisions are in the best interests of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.

4. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S AND SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Spartan U.S. Treasury Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's
total assets would be invested in the securities of    such     issuer
or (b) the fund would hold more than 10% of the voting securities of such issuer."

 Spartan U.S. Government Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer."

 Spartan Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer, or it would own more than 10% of the outstanding voting securities of a single issuer."

 Each fund is a diversified company within the meaning of the 1940 Act. In addition, as money market funds, each fund is subject to additional diversification requirements. These additional diversification requirements have been amended by the SEC from time to time, most recently by amendments effective July 1, 1998. If the SEC's requirements are amended further, it may be necessary to seek shareholder approval to further modify the funds' fundamental diversification limits. To avoid the potential cost and delays of such a solicitation, the Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental diversification limitation with the following amended fundamental limitation governing diversification:

 "The fund may not purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time."

 If the proposal is adopted, the Trustees intend to adopt the following additional non-fundamental limit setting forth each fund's current policy:

 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days."

 For the purposes of this non-fundamental limit    and consistent with
SEC diversification policies applicable to money market funds, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer. This non-fundamental limit may be amended by the
Trustees as necessary to comply with    any future     amendments to
SEC diversification policies    applicable to money market funds
    without the need for shareholder approval.

 The proposed limits will allow each fund always to comply with the diversification limits under the 1940 Act as they are amended from time to time.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of each fund, each fund's current fundamental diversification limitation will remain unchanged.

5. TO    AMEND     SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT
OBJECTIVE.

 The Board of Trustees has approved, and recommends that shareholders
approve, a proposal that would    amend Spartan Money Market
    Fund's fundamental investment objective, in order to more clearly communicate the objective in conformity with the disclosure requirements of the new Form N-1A (the form required by the SEC to
register mutual funds). The    proposed change     will have no
material effect on the way the fund is managed. The fund's current investment objective is as follows:

 "Spartan Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing principally in money market instruments."

 The fund's objective is fundamental, which means it cannot be modified without a vote of the fund's shareholders.

 If the proposal is approved, the fund's investment objective will be amended to read as follows:

 "Spartan Money Market seeks as high a level of current income as is consistent with preservation of capital and liquidity."

 As indicated above, if the proposal is approved, the investment
   policy     currently incorporated into the fund's fundamental
investment objective (i.e., "by investing principally in money market instruments") would be eliminated from the objective. The eliminated
   policy     is currently described elsewhere in the fund's
disclosure. Eliminating this    policy     from the fund's investment
objective is not expected to materially affect the investment
strategies or performance of the fund.    Eliminating the policy from
the fund's investment objective will     allow the fund to comply with
the requirements of revised Form N-1A to provide concise, understandable descriptions of investment objectives and
   policies    , and to allow the fund to more clearly communicate its
investment strategies to shareholders.

 CONCLUSION. The Board of Trustees believes that    amending     the
fund's investment objective    as described above     is in the best
interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the proposal. If approved by shareholders,
the    amended objective     will become effective when disclosure is
revised to reflect the change. If the proposal is not approved, the fund's fundamental investment objective will remain unchanged.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 The primary purpose of Proposals 6 through 9    is     to revise
several of the fund's    i    nvestment limitations to conform to
limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations.

 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of revised limitations is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.

6. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."

 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not purchase the securities of any issuer (other than [obligations] ((securities)) issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets [(taken at current value)] would be invested in the securities of ((companies whose)) [issuers having their] principal business activities ((are)) in the same industry."

 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.

    The proposed amended limitation does not differ in substance from
the current policy.     Adoption of the proposed amended limitation on
concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended
fundamental limitation will become effective    when disclosure is
updated to reflect the changes    . If the proposal is not approved by
the shareholders of the fund, the fund's current limitation will remain unchanged.

7. TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

 The fund's current fundamental investment limitation concerning borrowing states:

 "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment), or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings"), do not exceed 33 1/3% of the value of the fund's total assets (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) ((and)) [,or] (ii) engage in reverse repurchase agreements[,] ((for any purpose;)) provided that (i) and (ii) in combination [("borrowings")] do not exceed 33 1/3% of the [value of the] fund's total assets (((including the amount borrowed) less liabilities)) (other than borrowings). Any borrowings that come to exceed [33 1/3% of the value of the fund's total assets] ((this amount)) will be reduced within three days (((not including)) [(exclusive of] Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is
expected to become standard for all    money market     funds managed
by FMR. (See "Adoption of Standardized Investment Limitations" on page
 .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.

 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify two points. First, under the proposed limitation the fund may engage in reverse repurchase agreements for any purpose, while the current limitation does not specify the purposes for which the fund may engage in reverse repurchase agreements. Second, the proposed limitation specifies that the amount of borrowings do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The current limitation does not specify that liabilities other than borrowings are deducted from total assets when calculating
the amount each fund may borrow, as    a     percentage of net assets.
The amendments make the limitation consistent with the requirements the fund is already subject to pursuant to the 1940 Act.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended
fundamental limitation will become effective    when disclosure is
updated to reflect the changes.     If the proposal is not approved by
the shareholders of the fund, the fund's current limitation will remain unchanged.

8. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING REAL ESTATE.

 The fund's fundamental investment limitation concerning real estate currently states:

 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."

 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities ((or other instruments)) (but this shall not prevent the fund from [purchasing and selling marketable securities issued by companies] ((investing in securities)) or other [entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)] ((instruments backed by real estate or securities of companies engaged in the real estate business)))."

 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the
fund regularly invests    (i.e., U.S. Government securities)    , FMR
considers this to be a remote possibility.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

9. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

 The fund's current fundamental investment limitation concerning lending is as follows:

 "The fund may not make loans, except (a) by lending portfolio securities if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations."

 The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not [make loans, except (a) by lending portfolio securities] ((lend any security or make any other loan)) if, as a result [thereof], [not] more than 33 1/3% of [the fund's] ((its)) total assets [(taken at current value)] would be ((lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements)) [subject to loan transactions or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations]."

 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be
greater risks of    illiquidity     and unavailability of public
information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund and advised by FMR is contained in the Table of Average Net Assets and
Expense Ratios in Exhibit 4 beginning on page    43    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H.
Costello, Eric D. Roiter,    Stanley Griffith    , Thomas Simpson,
Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, Robert Litterst and John Todd are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr.
Costello,    Mr. Griffith,     Mr.        Simpson, Mr. Silver,    Mr.
Litterst, and Mr. Todd    , all of these persons hold or have options
to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period    May 1, 1997     through    January     31,
199   9    , no transactions were entered into by Trustees and
nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide
portfolio management services to    certain     Fidelity funds and
investment advice with respect to    fixed-income     instruments.

 Funds with investment objectives similar to each fund for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 4
beginning on page    44    .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East   )    . In addition, Mr. Pozen is Senior Vice President and a
Trustee of the trust and Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 3.

 FMR is responsible for the payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of each fund's securities lending program.

 FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 FMR is manager of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund, and Spartan Money Market Fund pursuant to management contracts dated June 16, 1995, June 17, 1994, and June 17, 1994, respectively, which were approved by shareholders on April 19, 1995, March 23, 1994, and March 23, 1994, respectively, pursuant to Agreement and Plans of Reorganization providing for the conversion of each fund into separate funds of a Delaware business trust.

 For the services of FMR under the management contracts, each fund pays FMR a monthly management fee at the annual rate of 0.45% of its average net assets throughout the month. Fees received by FMR, after
reduction of fees and expenses paid by    each     fund to the
non-interested trustees, for the fiscal year ended April 30, 1998
were   : $8,503,598, $3,561,445 and     $   40,209,442, for Spartan
U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund, respectively.

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

    Each     fund also has a distribution agreement with FDC, a
Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 For fiscal year 1998 the funds paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of    Fidelity Service Company,
Inc., P.O. Box 789, Boston, Massachusetts 02102    , whether other
persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY HEREFORD STREET TRUST:
SPARTAN U.S. TREASURY MONEY MARKET FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 ((AMENDMENT)) [AGREEMENT] as of this [16]__ day of [June 1995] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan U.S. Treasury Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 16, 1995, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval)).

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

  (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

  In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission] ((the Commission.))

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY HEREFORD STREET TRUST:
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 ((AMENDMENT)) [AGREEMENT] as of this [17]__ day of [June 1994] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan U.S. Government Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 17, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

  (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

 In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [Trust Instrument] ((Declaration of Trust or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the [Trust Instrument] ((Declaration of Trust or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission] ((the Commission)).

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY HEREFORD STREET TRUST:
SPARTAN MONEY MARKET FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 ((AMENDMENT)) [AGREEMENT] as of this [17]__ day of [June 1994] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 17, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

  (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

  In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [Trust Instrument] ((Declaration of Trust or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the [Trust Instrument] ((Declaration of Trust or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission] ((the Commission)).

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                    (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                        TO FMR (C)


TAXABLE MONEY MARKET ((yen))

VIP: Money Market               12/31/97            $ 1,112.7           0.21%

Select Money Market             2/28/98              816.3              0.21

Domestic Portfolio (#)

 Class I                        3/31/98              1,147.3            0.20

 Class II                       3/31/98              10.8               0.20

 Class III                      3/31/98              85.0               0.20

Government Portfolio (#)

 Class I                        3/31/98              3,407.7            0.20

 Class II                       3/31/98              115.8              0.20

 Class III                      3/31/98              692.3              0.20

Money Market Portfolio (#)

 Class I                        3/31/98              9,433.6            0.18

 Class II                       3/31/98              97.1               0.18

 Class III                      3/31/98              586.9              0.18

Treasury Portfolio (#)

 Class I                        3/31/98              4,786.4            0.20

 Class II                       3/31/98              293.2              0.20

 Class III                      3/31/98              3,326.2            0.20

Treasury Only Portfolio (#)

 Class I                        3/31/98              1,086.2            0.20

 Class II                       3/31/98              50.6               0.20

 Class III                      3/31/98              63.7               0.20

Spartan Money Market            4/30/98              8,943.9            0.45

Spartan U.S. Government Money   4/30/98              792.2              0.45
Market

Spartan U.S. Treasury Money     4/30/98              1,891.4            0.45
Market

The North Carolina Capital
Management Trust:

  Cash Portfolio                6/30/98              2,457.9            0.35

Daily Income Trust              8/31/98              2,480,3            0.33

Retirement Government Money     8/31/98              3,029.9            0.42
Market

Retirement Money Market         8/31/98              6,662.7            0.42

Prime (#)

  Daily Money Class             10/31/98            $ 2,996.1           0.25%

  Capital Reserves Class        10/31/98             2,016.2            0.25

Treasury (#)

  Daily Money Class             10/31/98             1,238.6            0.25

  Capital Reserves Class        10/31/98             313.5              0.25

  Advisor B Class               10/31/98             43.3               0.25

  Advisor C Class               10/31/98             7.2                0.25

Cash Reserves                   11/30/98             26,382.1           0.20

U.S. Government Reserves        11/30/98             1,307.3            0.20


   (a) All fund data are as of the fiscal year end noted in the chart or as of November 30, 1998, if fiscal year end figures are not yet available.

   (b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (#).

   ((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with Fidelity Investments Money Management
Inc., with respect to each fund.

HERE-pxs-0399                            CUSIP# 31617H201/FUND# 454
1.715374.100                             CUSIP# 31617H102/FUND# 458
                                         CUSIP# 31617H300/FUND# 415

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

Please detach at perforation before mailing.

FIDELITY HEREFORD STREET TRUST:  SPARTAN U.S. TREASURY MONEY MARKET
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                       NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                       Date_____________________________, 1999
                       _______________________________________
                       _______________________________________
                        Signature(s) (Title(s), if applicable)
                        PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN ENCLOSED ENVELOPE

                                                      (454,458,415 HH)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ((FOR)) THE
PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE ((FOR)) EACH OF THE FOLLOWING:

                     Please detach at perforation before mailing.

                     PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees  [  ]FOR all nominees  [  ] WITHHOLD authority to   1.
    specified below as Trustees:  listed (except as     vote for all nominees.
     (01)Ralph F. Cox,            marked to the
    (02)Phyllis Burke Davis,      contrary at left).
    (03)Robert M. Gates,
    (04)Edward C. Johnson 3d,
    (05)E. Bradley Jones,
    (06)Donald J. Kirk,
    (07)Peter S. Lynch,
    (08)William O. McCoy,
    (09)Gerald C. McDonough,
    (10)Marvin L. Mann,
    (11)Robert C. Pozen, and
    (12)Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)





______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.


3.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    management contract for the
    fund to include annual
    premium payments, if any, to
    a captive mutual insurance
    company in the list of
    enumerated expenses borne
    directly by the fund and to
    modify the management
    contract's amendment
    provisions.


4.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    fundamental investment
    limitation concerning
    diversification.


6.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental investment
    limitation concerning the
    concentration of its
    investments in a single
    industry.


8.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental investment
    limitation concerning real
    estate.


9.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    fundamental investment
    limitation concerning lending.



HERE-PXC-0399
            (PLEASE SIGN ON REVERSE SIDE)       cusip#31617H300/#415HH

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

Please detach at perforation before mailing.

FIDELITY HEREFORD STREET TRUST:  SPARTAN U.S. GOVERNMENT MONEY MARKET
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                               NOTE: Please sign exactly as your name
                               appears on this Proxy.  When signing in
                               a fiduciary capacity, such as executor,
                               administrator, trustee, attorney,
                               guardian, etc., please so indicate.
                               Corporate and partnership proxies
                               should be signed by an authorized
                               person indicating the person's title.

                               Date_____________________________, 1999
                               _______________________________________
                               _______________________________________
                               Signature(s) (Title(s), if applicable)
                               PLEASE SIGN, DATE, AND RETURN
                               PROMPTLY IN ENCLOSED ENVELOPE

                                                     (454,458,415 HH)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ((FOR)) THE
PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE ((FOR)) EACH OF THE FOLLOWING:

                      Please detach at perforation before mailing.

                      PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.  To elect the twelve nominees  [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the     vote for all nominees.
    (01)Ralph F. Cox,             contrary at left).
    (02)Phyllis Burke Davis,
    (03)Robert M. Gates,
    (04)Edward C. Johnson 3d,
    (05)E. Bradley Jones,
    (06)Donald J. Kirk,
    (07)Peter S. Lynch,
    (08)William O. McCoy,
    (09)Gerald C. McDonough,
    (10)Marvin L. Mann,
    (11)Robert C. Pozen, and
    (12)Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)





______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.


3.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    management contract for the
    fund to include annual
    premium payments, if any, to
    a captive mutual insurance
    company in the list of
    enumerated expenses borne
    directly by the fund and to
    modify the management
    contract's amendment
    provisions.


4.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    fundamental investment
    limitation concerning
    diversification.


7.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    limitation concerning
    borrowing.


HERE-PXC-0399
          (PLEASE SIGN ON REVERSE SIDE)         cusip#31617H102/#458HH

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

Please detach at perforation before mailing.

FIDELITY HEREFORD STREET TRUST:  SPARTAN MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                               NOTE: Please sign exactly as your name
                               appears on this Proxy.  When signing in
                               a fiduciary capacity, such as executor,
                               administrator, trustee, attorney,
                               guardian, etc., please so indicate.
                               Corporate and partnership proxies
                               should be signed by an authorized
                               person indicating the person's title.

                               Date_____________________________, 1999
                               _______________________________________
                               _______________________________________
                               Signature(s) (Title(s), if applicable)
                               PLEASE SIGN, DATE, AND RETURN
                               PROMPTLY IN ENCLOSED ENVELOPE

                                                    (454, 458, 415 HH)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED ((FOR)) THE
PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE ((FOR)) EACH OF THE FOLLOWING:

                      Please detach at perforation before mailing.

                      PLEASE VOTE BY FILLING IN THE BOXES BELOW.



1.  To elect the twelve nominees  [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the     vote for all nominees.
     (01)Ralph F. Cox,            contrary at left).
    (02)Phyllis Burke Davis,
    (03)Robert M. Gates,
    (04)Edward C. Johnson 3d,
    (05)E. Bradley Jones,
    (06)Donald J. Kirk,
    (07)Peter S. Lynch,
    (08)William O. McCoy,
    (09)Gerald C. McDonough,
    (10)Marvin L. Mann,
    (11)Robert C. Pozen, and
    (12)Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




_____________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.


3.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    management contract for the
    fund to include annual
    premium payments, if any, to
    a captive mutual insurance
    company in the list of
    enumerated expenses borne
    directly by the fund and to
    modify the management
    contract's amendment
    provisions.


4.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    fundamental investment
    limitation concerning
    diversification.


5.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    objective.



HERE-PXC-0399
             (PLEASE SIGN ON REVERSE SIDE)       cusip#31617H201#454HH

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

SPARTAN(Registered trademark) U.S. TREASURY MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN MONEY MARKET FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on May 19, 1999. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To approve an amended management contract for Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund, and Spartan Money Market Fund.

4. To amend each fund's fundamental investment limitation concerning diversification.

5. To amend Spartan Money Market Fund's fundamental investment objective.

6. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

7. To amend Spartan U.S. Government Money Market Fund's fundamental investment limitation concerning borrowing.

8. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning real estate.

9. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning lending.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE SPARTAN U.S. TREASURY MONEY MARKET FUND, SPARTAN U.S.
GOVERNMENT MONEY MARKET FUND, AND SPARTAN MONEY MARKET FUND PROPOSING AMENDED MANAGEMENT CONTRACTS? (PROPOSAL 3)

The amended management contracts modify the list of expenses borne directly by each fund under its present management contract to include annual premiums, if any, for insurance coverage provided by a captive mutual insurance company. Each fund's amended management contract also allows Fidelity Management & Research (FMR) and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). Please refer to the proxy statement for specific details of each fund's amended management contract proposal.

WHY WAS THE CAPTIVE MUTUAL INSURANCE COMPANY FORMED, AND WHAT TYPE OF LOSSES WILL IT COVER FOR THE FUNDS? (PROPOSAL 3)

Each fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events such as the default of a security in a fund's portfolio could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize, but not eliminate, the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established its own captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

The mutual insurance company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite insurance coverage, a fund's net asset value could fall below $1.00 per share. Please refer to the proxy statement for specific details of each fund's insurance coverage.

WILL ALL THREE FUNDS BE PARTICIPATING IN THE INSURANCE COVERAGE?
(PROPOSAL 3)

Fidelity money market funds may participate in the insurance coverage in a given year if they hold insurable assets as of the prior September 30. Insurable assets include commercial paper, repurchase agreements, and obligations of municipalities, banks, and government agencies. Both Spartan Money Market Fund and Spartan U.S. Government Money Market Fund held insurable assets as of September 30, 1998, and the Board of Trustees determined that it is in the best interest of the funds and their shareholders to participate in the insurance coverage. As of September 30, 1998, Spartan U.S. Treasury Money Market Fund held only U.S. Treasury securities which are not insurable assets, and therefore the fund does not currently participate.

HAVE THE FUNDS ALREADY BEGUN PAYING THE ANNUAL PREMIUMS FOR THE
INSURANCE COVERAGE? (PROPOSAL 3)

FMR currently bears the cost of the annual premiums for Spartan U.S. Government Money Market Fund and Spartan Money Market Fund. If shareholders approve the amended management contracts, FMR will continue to bear such costs until December 31, 2003 for these funds as well as Spartan U.S. Treasury Money Market Fund (if, in the future, the fund participates in the insurance coverage). Each fund that participates in the insurance coverage will be required to pay the annual premiums beginning in 2004.

WHAT IS THE BENEFIT OF AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 4)

All three funds are diversified investment companies as defined by the Investment Company Act of 1940 (1940 Act). In addition, as money market funds, each fund is subject to additional diversification requirements. These additional diversification requirements are amended by the Securities and Exchange Commission (SEC) from time to time, most recently on July 1, 1998. To avoid the cost and delays of additional shareholder solicitations should the SEC's requirements be amended further, the Trustees are proposing the amended fundamental investment limitations.

WHY IS SPARTAN MONEY MARKET FUND PROPOSING TO AMEND ITS FUNDAMENTAL INVESTMENT OBJECTIVE? (PROPOSAL 5)

The proposed change will allow the fund to more clearly communicate its investment objective and policies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the 1940 Act and the Securities Act of 1933). Form N-1A requires concise, understandable descriptions of a fund's investment objective and policies. Eliminating reference to the investment policy will have no material affect on the way the fund is managed. The proposed change also will allow the fund to more clearly communicate its investment objective and policies to shareholders, and is not expected to materially affect the investment strategies or performance of the fund.

WHY ARE SPARTAN U.S. TREASURY MONEY MARKET FUND AND SPARTAN U.S.
GOVERNMENT MONEY MARKET FUND PROPOSING TO AMEND CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS? (PROPOSALS 6, 7, 8 AND 9)

The primary purpose of these proposals is to revise each fund's investment limitations to conform to limitations that are expected to become standard for all funds managed by FMR. The Board of Trustees has concluded that these proposals will benefit the funds and their shareholders, and adoption of these proposals is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is March 22, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."